Exhibit 24

Attachment to Form 4

Designated Filer:	Sun Mackie, LLC
Issuer and Ticker Symbol	Mackie Designs Inc. (OTC: MKIE)
Date of Event Requiring Statement:	09/02/03

Additional Filers:  Pursuant to Instruction 4(b)(v) of the General Instructions to Form 4, this Form is also being filed on behalf of the following Reporting Persons:

Sun Capital Partners, LLC 5200 Town Center Circle, Suite 470 Boca Raton, FL 33486		Sun Capital Partners III, LLC 5200 Town Center Circle, Suite 470 Boca Raton, FL 33486

Signature:		Signature:

SUN CAPITAL PARTNERS, LLC		SUN CAPITAL PARTNERS III, LLC

By:	/s/ Rodger R. Krouse	By:	/s/ Rodger R. Krouse
Name: Rodger R. Krouse		Name: Rodger R. Krouse
Its: Authorized Signatory		Its: Authorized Signatory

Sun Capital Advisors II, LP 5200 Town Center Circle, Suite 470 Boca Raton, FL 33486		Sun Capital Advisors III, LP 5200 Town Center Circle, Suite 470 Boca Raton, FL 33486

Signature:		Signature:

SUN CAPITAL ADVISORS II, LP		SUN CAPITAL ADVISORS III, LP

By:	/s/ Rodger R. Krouse	By:	/s/ Rodger R. Krouse
Name: Rodger R. Krouse		Name: Rodger R. Krouse
Its: Authorized Signatory		Its: Authorized Signatory

Sun Capital Partners II, LP 5200 Town Center Circle, Suite 470 Boca Raton, FL 33486		Sun Capital Partners III, LP 5200 Town Center Circle, Suite 470 Boca Raton, FL 33486

Signature:		Signature:

SUN CAPITAL PARTNERS II, LP		SUN CAPITAL PARTNERS III, LP

By:	/s/ Rodger R. Krouse	By:	/s/ Rodger R. Krouse
Name: Rodger R. Krouse		Name: Rodger R. Krouse
Its: Authorized Signatory		Its: Authorized Signatory

Rodger R. Krouse c/o Sun Capital Partners LLC 5200 Town Center Circle, Suite 470 Boca Raton, FL 33486	Sun Capital Partners III QP, LP 5200 Town Center Circle, Suite 470 Boca Raton, FL 33486

Signature:	Signature:

/s/ Rodger R. Krouse	SUN CAPITAL PARTNERS III QP, LP

RODGER R. KROUSE	By:	/s/ Rodger R. Krouse
	Name:	Rodger R. Krouse
Marc J. Leder c/o Sun Capital Partners LLC 5200 Town Center Circle, Suite 470 Boca Raton, FL 33486	Its:	Authorized Signatory

Signature:

/s/ Marc J. Leder

MARC J. LEDER